Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re:	:	Chapter 11
:
YOUNG BROADCASTING INC. et al.,	:	Case No. 09-10645 (AJG)
:
Debtors.[1]	:
	:	(Jointly Administered)
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MONTHLY OPERATING REPORT

FOR THE MONTH OF OCTOBER 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer:          Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.2

Dated: November 24, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

1                      The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; Young Broadcasting Capital Corp.; Young Communications, Inc.; and Honey Bucket Films, Inc.

2                      All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.         Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. On August 16, 2009, two additional affiliates of the Debtors, Young Broadcasting Capital Corp. and Young Communications Inc., filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code. The cases are being jointly administered under case number 09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. Each Debtor’s fiscal year ends on December 31 of each year.

2.         Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court. The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items. We caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material. The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.         Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses. Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors. The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.         Foreign Currency.  The Debtors have no foreign currency transactions.

Therefore, all amounts are reflected in U.S. dollars.

5.         Inter-company Receivables/Payables.  Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

6.         Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter. Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.         Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11. Such items are reflected in the statements.

8.         Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise. The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.         Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms. Thus, an accounts payable aging is not included in this report.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

October 2009

	Case #	09-10671	09-10661	09-10651	09-10653	09-10649	09-10665	09-10656	09-10659	09-10673	09-10672	09-10652
		WLNS	KLFY	KLFYLP	LAT	WTVO	WKRN	WKRNGP	YBT	WTEN	WRIC	WATE
ASSETS
Cash		($175,030)	($55,996)	$0	$0	$0	($168,488)	$0	$0	($191,678)	($238,951)	($167,859)
Accounts Receivable		1,544,290	2,284,018				4,125,068			2,029,151	2,956,813	2,202,114
Interest Receivable-Subsidiaries
Program License Rights -S/T		392,880	256,283				1,121,560			924,559	1,339,485	1,016,256
Prepaid Expenses		225,807	12,540				58,647			107,130	26,494	34,625
Total current assets		1,987,947	2,496,846				5,136,788			2,869,162	4,083,841	3,085,136

Property & Equipment		23,156,469	19,783,861				25,665,755			17,192,371	27,852,570	20,073,911
Accumulated Depreciation		(19,411,133)	(17,305,434)				(19,501,196)			(14,508,628)	(21,756,062)	(15,097,906)
Net property and equipment		3,745,337	2,478,427				6,164,559			2,683,743	6,096,507	4,976,005

Program License Rights-L/T
Deposits		5,275	27,714				124,144			227,163	63,532	18,000
Notes Receivable Subsidiaries
Investments										537,311
Goodwill		294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill		(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA		(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)
Going Concern			350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses		10,712,060		1,804,000				7,149,168		3,556,017	27,559,349
Accum Amort - Definite Lived Intangible Assets		(8,022,227)		(5,096,138)			(208,027)	(5,923,615)		(3,417,982)	(170,859)	(46,458)
Organizational Costs		2,406									486,667
Intangibles		1,649,600					208,027					141,759
Network Affiliation		11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)
Post-Petition Intercompany		818,388	766,225	3,676,040			(837,739)	1,269,201	2,483,464	1,955,695	3,309,570	(1,245,166)
Total non-current assets		10,720,256	(458,376)	19,102,947	66,667		(1,452,503)	14,617,483	2,539,020	11,469,998	29,122,398	(2,912,869)

Total Assets		$16,453,540	$4,516,897	$19,102,947	$66,667	$0	$9,848,843	$14,617,483	$2,539,020	$17,022,903	$39,302,746	$5,148,272

Liabilities not subject to Compromise
Accounts Payable		170,719	167,970				272,887			112,270	182,231	118,699
Accrued Expenses		216,070	259,747			804	375,770			157,359	208,865	271,247
Program License Liability		347,966	215,149				1,014,651			855,356	1,234,285	914,050
Deferred Revenue		532,406	450,854				155,105			113,527	195,377	62,629
Total Liabilities not subject to Compromise		1,267,160	1,093,720			804	1,818,414			1,238,512	1,820,758	1,366,626

Liabilities subject to Compromise
Accounts Payable		245,773	256,092				322,588			248,560	293,302	330,100
Program License Liabilities Subject to Compromise		109,652	57,418				180,722			227,525	503,346	310,374
Pre-Petition Accrued Interest	1)	648,117	4,515,190	134,169						170,198	134,635	380,946
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		36,783,094	29,157,765	33,334,012				8,685,836		31,899,172	51,150,000	16,777,582
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		37,786,636	33,986,465	33,468,182			503,310	8,685,836		32,545,455	52,081,283	17,799,002

Common Stock		1,934	518			50,199	1,421
Additional Paid In Capital		13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	38,959,296	(2,636,044)	2,539,020	(6,105,135)	(15,523,638)	11,097,732
Other Income
Retained Earnings		(35,969,313)	(52,312,282)	2,427,245		(8,105,988)	(31,433,597)	8,567,691		(10,655,929)	924,344	(25,115,087)
Stockholders’ Equity		(22,600,257)	(30,563,288)	(14,365,235)	66,667	(804)	7,527,119	5,931,647	2,539,020	(16,761,064)	(14,599,294)	(14,017,355)

Total Liabilities & Equity		$16,453,540	$4,516,897	$19,102,947	$66,667	($0)	$9,848,843	$14,617,483	$2,539,020	$17,022,903	$39,302,746	$5,148,272

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

October 2009

	Case #	09-10655	09-10658	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10664	09-10657	09-10666
		WATEGP	YBK	WBAY	KWQC	KELO	KCLO	KRON	AYI	HBF	KCAL	Fidelity
ASSETS
Cash		$0	$0	($116,087)	($136,038)	($223,087)	$100	($712,388)	($22,882)	$0
Accounts Receivable			55,556	2,599,163	2,426,082	2,602,983	205,701	5,130,483	189,010
Interest Receivable-Subsidiaries
Program License Rights -S/T				421,570	821,864	403,666	18,796	4,111,644
Prepaid Expenses				200,050	49,612	103,654		610,747	13,447
Total current assets			55,556	3,104,695	3,161,519	2,887,217	224,597	9,140,486	179,574

Property & Equipment				26,748,706	18,353,482	34,542,799	3,870,004	42,708,323	1,068,583
Accumulated Depreciation				(21,767,160)	(14,994,825)	(30,392,202)	(3,312,645)	(32,668,352)	(1,025,916)
Net property and equipment				4,981,546	3,358,658	4,150,597	557,360	10,039,971	42,666

Program License Rights-L/T								1,924,652
Deposits				54,450	600	19,225	4,856	116,538	10,263
Notes Receivable Subsidiaries
Investments					(16,174)	676,122		2,164,581	1,954,938
Goodwill				6,453		220,700	15,900
Accumulated Amortization - Goodwill				(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(8,075,475)		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,321,618		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets					(13,075,799)	(7,885,134)	(199,976)	(8,591,604)	(120,368)
Organizational Costs								8,591,604	122,430
Intangibles					236,342
Network Affiliation					32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany		(10,595)	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)
Post-Petition Intercompany		2,297,665		2,815,524	3,137,375	5,108,333	583,478	(2,108,656)	(1,726,345)
Total non-current assets		13,533,213	55,556	22,691,311	32,232,841	25,643,519	2,165,860	56,219,115	(2,280,567)

Total Assets		$13,533,213	$111,112	$30,777,553	$38,753,018	$32,681,333	$2,947,816	$75,399,572	($2,058,327)	$0

Liabilities not subject to Compromise
Accounts Payable			55,556	220,468	149,410	124,469	8,050	1,312,385	35,785
Accrued Expenses				295,836	140,681	292,496	53,524	6,001,394	40,476
Program License Liability				367,917	742,153	344,752	10,746	5,136,973
Deferred Revenue				545,544	784,997	868,071	19,875	129,674
Total Liabilities not subject to Compromise			55,556	1,429,764	1,817,241	1,629,787	92,195	12,580,427	76,262

Liabilities subject to Compromise
Accounts Payable				327,315	386,642	423,329		1,863,729	59,220
Program License Liabilities Subject to Compromise				187,332	219,075	91,318		1,526,594
Pre-Petition Accrued Interest	1)	10,558,927		(98,884)	110,812	47,008		533,712,582
Post-Petition Accrued Interest	2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent		44,572,418		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability
Other Liabilities
Total Liabilities subject to Compromise		55,131,345		37,915,763	57,889,529	51,842,963		1,291,641,016	59,220

Common Stock
Additional Paid In Capital		759,231	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300
Other Income								(5,652,404)
Retained Earnings		(42,357,363)		5,896,010	(12,944,868)	(20,791,417)	2,855,621	(1,313,493,677)	(12,627,813)	(1,971,300)
Stockholders’ Equity		(41,598,132)	55,556	(8,567,974)	(20,953,752)	(20,791,417)	2,855,621	(1,228,821,871)	(2,193,809)

Total Liabilities & Equity		$13,533,213	$111,112	$30,777,553	$38,753,018	$32,681,333	$2,947,816	$75,399,572	($2,058,327)

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

October 2009

Case #		09-10668	09-10645	09-15606	09-15607
		YBSAS	CORP	YBCC	YCI	Sub-Total	Elimination	Consolidated
ASSETS
Cash		($5,558)	$22,216,326	$0		$20,002,384		$20,002,384
Accounts Receivable			13,283			28,363,714		28,363,714
Interest Receivable-Subsidiaries			550,313,700			550,313,700	(550,313,700)
Program License Rights -S/T						10,828,563		10,828,563
Prepaid Expenses		2,923	2,551,983			3,997,659		3,997,659
Total current assets		(2,635)	575,095,291			613,506,019	(550,313,700)	63,192,319

Property & Equipment		274,002	6,582,247			267,873,084		267,873,084
Accumulated Depreciation		(27,383)	(5,865,415)			(217,634,256)		(217,634,256)
Net property and equipment		246,619	716,832			50,238,827		50,238,827

Program License Rights-L/T						1,924,652		1,924,652
Deposits		8,000	562,950			1,242,710		1,242,710
Notes Receivable Subsidiaries			1,034,360,859	118,491,439		1,152,852,298	(1,152,852,298)
Investments						5,316,778	(1,954,938)	3,361,840
Goodwill						15,069,550		15,069,550
Accumulated Amortization - Goodwill						(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA						(59,280,253)		(59,280,253)
Going Concern						4,209,385		4,209,385
FCC/Broadcast Licenses						204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets						(52,758,187)		(52,758,187)
Organizational Costs						9,203,108		9,203,108
Intangibles						2,235,728		2,235,728
Network Affiliation						91,163,596		91,163,596
Accumulated Amortization - Deferred Charges			(8,524,267)			(8,524,267)		(8,524,267)
Debt Issuance Costs			13,955,285			13,955,285		13,955,285
Pre-Petition Intercompany		(256,392)	166,749,014	(16,879,553)		144,925,929	(144,925,929)	()
Post-Petition Intercompany		17,102	(22,320,154)
Total non-current assets		(231,290)	1,184,783,687	101,611,886		1,519,240,151	(1,299,733,165)	219,506,986

Total Assets		$12,694	$1,760,595,811	$101,611,886		$2,182,984,997	($1,850,046,864)	$332,938,133

Liabilities not subject to Compromise
Accounts Payable		880	1,790,059			4,721,839		4,721,839
Accrued Expenses		3,400	3,685,898			12,003,566		12,003,566
Program License Liability						11,183,999		11,183,999
Deferred Revenue						3,858,059		3,858,059
Total Liabilities not subject to Compromise		4,280	5,475,957			31,767,463		31,767,463

Liabilities subject to Compromise
Accounts Payable		8,414	240,400			5,005,464		5,005,464
Program License Liabilities Subject to Compromise						3,413,356		3,413,356
Pre-Petition Accrued Interest	1)		23,042,906			573,356,606	(550,313,700)	23,042,906
Post-Petition Accrued Interest	2)		11,662,310			11,662,310		11,662,310
Notes Payable - Senior bank L/T			338,125,000			338,125,000		338,125,000
Notes Payable - Senior sub-debt			484,299,000			484,299,000		484,299,000
Premiums on Subordinated Debt			1,110,212			1,110,212		1,110,212
Notes Payable Parent						1,152,852,298	(1,152,852,298)
Deferred Tax Liability			39,600,785			39,600,785		39,600,785
Other Liabilities			1,517,276			1,517,276		1,517,276
Total Liabilities subject to Compromise		8,414	899,597,889			2,610,942,307	(1,703,165,998)	907,776,309

Common Stock			19,709			73,781	(50,000)	23,781
Additional Paid In Capital			245,677,379	253,929,167		635,453,978	(233,890,063)	401,563,915
Other Income						(5,652,404)		(5,652,404)
Retained Earnings			609,824,877	(152,317,281)		(1,089,600,129)	87,059,196	(1,002,540,932)
Stockholders’ Equity			855,521,964	101,611,886		(459,724,773)	(146,880,867)	(606,605,640)

Total Liabilities & Equity		$12,694	$1,760,595,810	$101,611,886		$2,182,984,997	($1,850,046,864)	$332,938,133

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

1)   Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

2)   Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

Young Broadcasting, Inc.
Consolidating Income Statement	1)
For the Month ended October 31, 2009

Case #		09-10671	09-10661	09-10651	09-10665	09-10656	09-10673	09-10672	09-10652	09-10655	09-10650	09-10648	09-10662	09-10670	09-10660	09-10663	09-10645
		WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	Consolidated
Operating Revenues
Local Revenue		576,260	864,287		1,317,558		803,015	891,533	888,901		1,310,849	738,271	1,145,842	102,108	1,063,403			9,702,027
National Revenue		230,823	161,605		570,521		349,831	440,576	184,832		266,041	470,739	232,040	27,774	1,543,747			4,478,527
Network Revenue		543	(2,716)		46,923		42,966	36,384	33,274		29,134	2,049	(2,251)					186,306
Political Revenue		111,655	86,550		31,850		69,089	559,640			6,030	32,635	167,618	13,620	12,300			1,090,987
Barter Revenue		4,953	29,992		22,122		7,740	12,555	10,221		9,865	12,980	5,891	805	135,044			252,168
Other Revenue		42,580	74,533		188,254		109,442	83,638	114,531		97,114	92,362	76,497	16,834	177,928	28,813		1,102,527
Total Operating Revenues		966,813	1,214,251		2,177,228		1,382,084	2,024,326	1,231,759		1,719,033	1,349,036	1,625,636	161,141	2,932,422	28,813		16,812,542
Commissions
Agency Commissions		123,492	127,922		285,996		178,098	287,361	160,024		214,980	172,745	194,615	18,172	329,423			2,092,827
National Rep		9,887	10,542		22,176		17,188	36,300	7,490		11,290	21,393	16,799	1,784	66,132	(220,983)
Total Commissions		133,379	138,464		308,172		195,287	323,661	167,514		226,271	194,139	211,414	19,956	395,555	(220,983)		2,092,827

Net Operating Revenues		833,435	1,075,788		1,869,056		1,186,797	1,700,664	1,064,245		1,492,762	1,154,897	1,414,222	141,185	2,536,867	249,796		14,719,715

Operating Expenses
Direct Expenses		10,683	9,263		13,626		13,430	15,920	15,047		7,437	10,751	13,945	1,660	33,903			145,665
Technical Expense		62,769	19,555		82,938		82,590	52,371	54,578		68,236	70,281	45,221	5,818	401,164			945,520
Program/Production Expense		55,360	45,278		55,508		47,095	47,603	66,921		60,793	48,710	69,622		162,591			659,481
Amortization of Program License Rights		34,335	21,517		101,464		84,717	123,412	86,125		124,242	74,216	34,478	1,075	310,681			996,262
News Expense		147,868	142,349		434,891		232,805	222,707	233,865		259,779	167,749	172,666	5,220	739,404			2,759,305
Sales Expense		123,405	99,726		210,441		115,554	182,904	168,900		181,365	92,242	107,900	5,859	371,708	398,583		2,058,588
General & Administrative Expense		120,161	206,982	815	289,717	815	203,449	220,286	145,312	815	218,379	200,310	229,189	12,746	559,920			2,408,897
Barter Expense		6,544	24,499		29,249		7,740	13,465	10,221		10,755	9,484	5,891	805	83,544			202,196
Total Operating Expenses		561,126	569,168	815	1,217,834	815	787,379	878,669	780,968	815	930,986	673,743	678,912	33,183	2,662,915	398,583		10,175,913

Net Operating Income		272,309	506,619	(815)	651,222	(815)	399,418	821,995	283,276	(815)	561,776	481,154	735,310	108,002	(126,048)	(148,787)		4,543,802
Operating Margin		32.7%	47.1%	0.0%	34.8%	0.0%	33.7%	48.3%	26.6%	0.0%	37.6%	41.7%	52.0%	76.5%	-5.0%	-59.6%	0.0%	30.9%

Corporate Expense																	529,988	529,988
Non-Cash Compensation Paid in Common Stock																	205,825	205,825

Income Before Deprec. & Taxes		272,309	506,619	(815)	651,222	(815)	399,418	821,995	283,276	(815)	561,776	481,154	735,310	108,002	(126,048)	(148,787)	(735,813)	3,807,989

Deprec. & Amort. of Property & Equipment		64,504	78,788		91,223		56,486	96,720	79,219		74,355	47,144	90,968	14,359	102,454	2,452	37,172	835,846
Amort of Broadcast License & Other Intang.		28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808	382,863
Interest (Income)																	(844)	(844)
Interest Expense - Cash																	1,410,647	1,410,647
Other (Income)/Expense	2)		415,000	(415,000)	(538,769)	(480,000)	4,600		(220,645)	(275,000)			11,628					(1,498,186)
Income Tax		115,985	(3,118)		29,369				100		25					200	(307,387)	(164,826)
Total Non-Operating Expenses		209,289	490,670	(394,197)	(418,176)	(450,799)	78,074	97,733	(141,032)	(275,000)	74,380	140,122	157,867	15,789	102,454	2,929	1,275,396	965,500

Reorganization Costs	3)										10,000						1,678,890	1,688,890

Net Income/(Loss)		$63,020	$15,949	$393,382	$1,069,398	$449,984	$321,344	$724,262	$424,308	$274,185	$477,396	$341,032	$577,443	$92,213	($228,502)	($151,716)	($3,690,099)	$1,153,599

Notes:	1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668; 15606; 15607.
2)

Other (Income)/Expense includes a gain of approximately $1.5 million at two of the Company’s stations relating to the Sprint/Nextel swap arrangement that took place during October. The gain reflects the fair market value of the assets received from Sprint/Nextel and the accounting treatment has been reviewed by YBI auditors.

3)

Included in Reorganization costs for month ended October 31, 2009 were $1.7 million that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

Young Broadcasting

Monthly Cash Flow

October 1 - 31, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	GB	LP	Knox	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$20,354,436.05				$0.00	$0.00

Cash Receipts	100,843.99	1,053,235.31		1,275,526.17	415,000.00	904,362.53

Cash Disbursements	3,960,802.12	515,098.08		622,110.47	0.00	935,647.97

InterCo	6,015,146.20	(538,137.23)		(653,415.70)	(415,000.00)	31,285.44

Close Cash	22,509,624.12	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$3,960,802.12	$515,098.08	$0.00	$622,110.47	$0.00	$935,647.97	$0.00

Young Broadcasting

Monthly Cash Flow

October 1 - 31, 2009

	WATE	WKRN	YB	YBK	YBT	YB	YB	YB
	GP	GP	LA	Inc	Inc	SF	Louis	Sioux Falls
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662

Opening Cash	$0.00	$0.00				$0.00	$0.00	$0.00

Cash Receipts	275,000.00	480,000.00				2,265,861.62	1,166,403.27	1,388,118.48

Cash Disbursements						1,672,091.10	833,066.53	541,579.80

InterCo	(275,000.00)	(480,000.00)				(593,770.52)	(333,336.74)	(846,538.68)

Close Cash	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$1,672,091.10	$833,066.53	$541,579.80

Young Broadcasting

Monthly Cash Flow

October 1 - 31, 2009

	AY	HBF	YB	Fid TV	YB	YB	YB	YB
	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing
	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671

Opening Cash	$0.00		$0.00					$0.00

Cash Receipts	50,104.56		1,994,287.56		0.00			776,396.89

Cash Disbursements	297,830.39		1,367,326.31		64,485.85			497,290.21

InterCo	247,725.83		(626,961.25)		64,485.85			(279,106.68)

Close Cash	0.00		2,734,652.62		128,971.70			994,580.42

Reportable Disbursements - US Trustee	$297,830.39	$0.00	$1,367,326.31	$0.00	$64,485.85	$0.00	$0.00	$497,290.21

Young Broadcasting

Monthly Cash Flow

October 1 - 31, 2009

	YB	YB	YB	YCC
	Rich	Albany	Cap Corp		Total
	09-10672	09-10673	09-15606	09-15607

Opening Cash					$20,354,436.05

Cash Receipts	1,782,763.41	886,082.70			14,813,986.49

Cash Disbursements	694,411.21	657,058.38			12,658,798.42

InterCo	(1,088,352.20)	(229,024.32)			0.00

Close Cash	1,388,822.42	1,314,116.76			22,509,624.12

Reportable Disbursements - US Trustee	$694,411.21	$657,058.38	$0.00		$12,658,798.42

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of October 2009

($ in thousands)						October Total
Week Ending	October 1-2	October 5-9	October 12-16	October 19-23	October 26-30	October 1-31

Disbursements
Salaries	-	-	1,928	-	1,775	3,703
Severance	-	-	-	-	-	-
Commissions	-	-	-	-	-	-
Payroll Taxes	-	-	814	-	731	1,546
Employee Benefit plan costs	31	555	16	397	177	1,176
Insurance, Property & Workers Comp	-	-	-	0	-	0
Property Taxes	-	43	-	-	-	43
Utilities	36	115	56	118	54	379
Travel	5	59	19	17	21	120
Syndicated Programming	4	2	0	-	1,018	1,025
Nielsen	121	-	-	-	363	484
News Services (all categories)	32	54	66	62	133	347
Media Buy	-	-	-	-	-	-
Maintenance and Repairs	9	61	49	70	45	234
Other Services	20	39	123	67	118	368
Capital Ex (Planned and Emergency)	0	6	-	23	-	29
Lease Payments	8	11	7	3	83	112
Other (misc. G&A and contingencies)	43	414	531	92	241	1,321
Dr. Phil Cure Fee	-	-	-	-	-	-
Utilities Deposits	-	-	-	-	-	-
Gray Management Fee	-	-	319
Due Course Professional Expenses	-	5	16	26	-	47
Total Operating Disbursements	309	1,363	3,945	876	4,759	10,934

Senior Credit Cash Interest Expense						-

Restructuring Professional Expenses	-	703	215	-	250	1,167

Total Disbursements	309	2,066	4,160	876	5,009	12,102

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.